Exhibit 10.2
AMENDMENT AND SUPPLEMENT NO. 1
to
Amended And Restated Security Agency Agreement
     THIS AMENDMENT AND SUPPLEMENT NO 1 (this “Supplement”) dated as of August 21, 2009 amends and supplements the Amended and Restated Security Agency Agreement (the “SAA”) dated as of October 6, 2005 among BANK OF AMERICA, N.A. (“Bank of America”), as Global Administrative Agent (as defined therein) on behalf of the Global Lenders (as defined therein), certain other creditors (or the representatives of such creditors) of ProLogis, a Maryland real estate investment trust (“ProLogis”), and Bank of America, as Collateral Agent (as defined therein).
R E C I T A L S
     WHEREAS, Bank of America, in its capacity as Global Administrative Agent, Collateral Agent and ProLogis are parties to the SAA;
     WHEREAS, in connection with a Third Amendment (the “Third Amendment”) to the Global Credit Agreement (as defined in the SAA), Global Administrative Agent, Collateral Agent and ProLogis have agreed to supplement the provisions of the SAA to, among other things, permit ProLogis to grant liens on specified collateral to certain specified holders of Designated Senior Debt (as defined in the SAA), which collateral will not be shared with other holders of Designated Senior Debt;
     WHEREAS, pursuant to the Third Amendment, the Majority Credit Parties (as defined in the SAA) have approved and agreed to this Supplement and authorized and directed Global Administrative Agent to sign this Supplement on their behalf;
     NOW, THEREFORE, Global Administrative Agent (in such capacity and on behalf of Global Lenders that constitute Majority Credit Parties), Collateral Agent and ProLogis agree as follows:
SECTION 1. DEFINITIONS AND INTERPRETATION.
     (a) In addition to terms defined in the preamble and recitals to this Supplement, (i) capitalized terms have the respective meanings set forth in the SAA unless otherwise defined herein or the context otherwise requires and (ii) the following terms have the respective meanings indicated below:
     “Addition Notice” means a notice from ProLogis to Collateral Agent substantially in the form of Attachment B.
     “Deletion Notice” means a notice from ProLogis to Collateral Agent substantially in the form of Attachment C.
     “Grantor” means any Person that has granted a Lien on Specified Property.
     “Specified DS Debt” is defined in Section 2(a).
     “Specified Holders” is defined in Section 2(a).
     “Specified Property” means, subject to Section 2(c), specific property designated in writing by ProLogis pursuant to a Specified Property Notice or an Addition Notice.
     “Specified Property Notice” is defined in Section 2(a).
Amendment and Supplement No. 1 to
Amended and Restated Security Agency Agreement

     “Specified Property Pool” means, with respect to any Specified DS Debt, the pool of Specified Property on which Liens have been granted to secure such Specified DS Debt.
     “Specified Property Proceeds” means any proceeds of any Specified Property received by any applicable Specified Holder on or after the Trigger Date, including any proceeds of any foreclosure, realization, collection, sale or other disposition of such Specified Property, any amount paid or payable under or in connection with such Specified Property, any insurance proceeds payable in respect of such Specified Property, any proceeds of any condemnation or other taking of such Specified Property, and any non-cash proceeds of such Specified Property (and any subsequent proceeds thereof).
     (b) The rules of interpretation set forth in Section 1.2 of the Global Credit Agreement shall apply in interpreting this Supplement (including all Attachments hereto) as if such rules were fully set forth herein.
SECTION 2. DESIGNATION OF SPECIFIED PROPERTY.
     (a) ProLogis may from time to time, in its sole and complete discretion, grant, and/or cause one or more of its Affiliates to grant, Liens on Specified Property to certain specified Credit Parties or an agent therefor (any such grantee, together with any Credit Parties for which such grantee acts as agent, the “Specified Holders” with respect to such Specified Property) to secure specified Designated Senior Debt held by such Specified Holders (“Specified DS Debt”). Concurrently with any such grant, ProLogis will deliver to Collateral Agent a duly-completed notice thereof substantially in the form of Attachment A (a “Specified Property Notice”)
     (b) Subject to the agreements between ProLogis and the applicable Specified Holders, ProLogis may add Specified Property to, or delete Specified Property from, a Specified Property Pool by delivering to Collateral Agent an Addition Notice or a Deletion Notice, as applicable. If at any time all Specified Property is deleted from a Specified Property Pool, then the Designated Senior Debt previously secured by such Specified Property Pool shall cease to be Specified DS Debt.
     (c) Notwithstanding any other provision of this Supplement, (i) no Collateral shall at any time constitute Specified Property or otherwise be included in any Specified Property Pool; and (ii) any voluntary payment by any Grantor from any source other than Specified Property and Specified Property Proceeds, or recovery from any property of any Grantor that does not constitute Specified Property Proceeds, shall be subject to the sharing and equalization provisions of the SAA.
SECTION 3. EFFECT OF RECEIPT OF SPECIFIED PROPERTY PROCEEDS UNDER SAA.
     (a) Notwithstanding any other provision of this Supplement or the SAA, (i) the receipt by any Specified Holder of Specified Property Proceeds shall not constitute a Recovery; (ii) no Specified Property Proceeds (or any effect of the reduction of Credit Obligations as a result of the application of such Specified Property Proceeds) shall be included in the calculation of any Aggregate Recovery Percentage, the Final Aggregate Recovery Percentage, any Final Recovery Percentage, any Recovery Percentage or any Recovery Shortfall; and (iii) without limiting the effect of the foregoing clause (ii), so long as any Specified Holder of any Specified DS Debt has not irrevocably received payment in full of such Specified DS Debt, for purposes of the SAA (including for the purpose of determining any amount to be applied pursuant to Section 4 thereof), the amount of such Specified DS Debt held by such Specified Holder at any time shall be deemed to be equal to (and the amount of the Credit Obligations and Shared Credit Obligations held by such Specified Holder shall be deemed to include) the sum of (A) the actual amount of such Specified DS Debt then held by such Specified Holder plus (B) the aggregate amount of
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Amended and Restated Security Agency Agreement

all Specified Property Proceeds previously applied to the payment of such Specified DS Debt of such Specified Holder on or after the Trigger Date.
     (b) For the avoidance of doubt, (i) nothing in this Supplement or the SAA shall obligate any Specified Holder to share any Specified Property Proceeds, or any other direct or indirect benefit from any Lien on any Specified Property, with any other Credit Party and (ii) all amounts payable to any Specified Holder pursuant to Section 4 of the SAA, and all sharing and equalization of Recoveries pursuant to Sections 5 and 6 of the SAA, shall be determined as if such Specified Holder had not received any Specified Property Proceeds or any other direct or indirect benefit of any Lien on Specified Property; provided that no Specified Holder may receive, as a result of the foregoing provisions of this Section 3(b)(ii), any payment under Section 4, 5 or 6 of the SAA with respect to any Designated Senior Debt after such Designated Senior Debt has been paid in full.
     (c) No Person that is not a Specified Holder of any Specified DS Debt shall have any right (by subrogation or otherwise) with respect to any Specified Property securing such Specified DS Debt or any Specified Property Proceeds arising out of such Specified Property.
SECTION 4. RENUNCIATION OR RETURN OF SHARED PAYMENTS.
     (a) Any Specified Holder (or an agent therefor or a representative thereof) may at any time, by notice to Collateral Agent, renounce its right to receive all or any portion of any particular payment that such Specified Holder is entitled to receive or has received under the SAA (other than a payment from Specified Property Proceeds); provided that concurrently with a Specified Holder’s renunciation of all or any portion of a payment that such Specified Holder has previously received, such Specified Holder (or its agent or representative) shall (i) identify the particular payment (or portion thereof) that is being renounced by such Specified Holder and (ii) return to Collateral Agent the amount so renounced.
     (b) If a Specified Holder renounces any payment, then (i) any amount otherwise payable to, or returned by, such Specified Holder shall be distributed, or redistributed, by Collateral Agent in accordance with the terms of the SAA (but taking account of such renunciation and all other renunciations by Specified Holders) and (ii) the Recovery Percentage, Final Recovery Percentage and all other matters related to the sharing and equalization of payments under the SAA shall be calculated giving effect to (i) such renunciation and (ii) to the extent any portion of a renounced payment is, in accordance with the SAA, applied to the Credit Obligations of other Credit Parties, such application.
SECTION 5. ACTIONS BY SPECIFIED HOLDERS.
     No Specified Holder shall have any obligation to any other Credit Party hereunder or under the SAA with respect to any Specified Property or any Specified Property Proceeds. Without limiting the foregoing, any Specified Holder may do any of the following without notice to or consent of Collateral Agent or any other Credit Party hereunder or under the SAA, with respect to any applicable Specified Property: (i) take or release any Lien on such Specified Property; (ii) make such repairs, improvements and additions to such Specified Property, and expend such funds in connection therewith (and add the amount of any such expenditures to the amount of Specified DS Debt secured by a Lien on such Specified Property), as such Specified Holder elects in its sole discretion; (iii) dispose of such Specified Property in whatever state it then exists (without making any repairs, improvements or additions thereto); (iv) hold such Specified Property as security for the applicable Specified DS Debt for such length of time as such Specified Holder elects in its sole discretion; (v) dispose of such Specified Property at any time, in any manner, on any terms and for any price such Specified Holder elects in its sole discretion, whether in a public or private sale, and any disposition so made shall be deemed to be commercially reasonable in all respects; (v) engage third parties to assist such Specified Holder in the effectuation of any of the
Amendment and Supplement No. 1 to
Amended and Restated Security Agency Agreement

foregoing or any other matter related to such Specified Property, in each case on such terms and conditions as such Specified Holder elects in its sole discretion; (vi) incur such out-of-pocket costs and expenses incidental to the actions described above or otherwise related to such Specified Property, including fees and disbursements of counsel and other third party professionals, as such Specified Holder elects in its sole discretion; (vii) compromise, settle or reduce the amount of any Specified DS Debt secured by such Specified Property; (viii) extend, renew or increase the amount of, or take additional security for, any Specified DS Debt; (ix) apply any Specified Property Proceeds from such Specified Property to such obligations in respect of Specified DS Debt as such Specified Holder elects in its sole discretion; and (x) in general, deal in such manner with such Specified Property, Specified Property Proceeds therefrom or Specified DS Debt secured thereby as such Specified Holder elects in its sole discretion, in each case without regard to the interests of any other Credit Party.
SECTION 6. INFORMATION.
     (a) If at any time the Global Credit Agreement Obligations constitute Specified DS Debt, Global Administrative Agent shall promptly from time to time, upon the written request of Collateral Agent, notify Collateral Agent of the amount of (i) the outstanding Global Credit Agreement Obligations, (ii) the Specified Property Proceeds previously applied to pay Global Credit Agreement Obligations and (iii) the Global Credit Agreement Obligations deemed to be outstanding in accordance with Section 3, in each case as of such date as Collateral Agent may specify. Collateral Agent shall be entitled to rely conclusively upon all information so provided by Global Administrative Agent.
     (b) If at any time any Other DSD Obligations constitute Specified DS Debt, any Representative acting on behalf of any holder of such Other DSD Obligations shall promptly from time to time, upon the written request of Collateral Agent, notify Collateral Agent of the amount of (i) such outstanding Other DSD Obligations, (ii) the amount of Specified Property Proceeds applied to pay such Other DSD Obligations and (iii) the amount such Other DSD Obligations deemed to be outstanding in accordance with Section 3, in each case as of such date as Collateral Agent may specify. Collateral Agent shall be entitled to rely conclusively upon all information so provided by any Representative.
     (c) If at any time any Hedging Obligations constitute Specified DS Debt, the applicable Swap Party shall promptly from time to time, upon the written request of Collateral Agent, notify Collateral Agent of the amount of (i) such outstanding Hedging Obligations, (ii) the amount of Specified Property Proceeds previously applied to pay such Hedging Obligations and (iii) the amount of such Hedging Obligations deemed to be outstanding in accordance with Section 3, in each case as of such date as Collateral Agent may specify. Collateral Agent shall be entitled to rely conclusively upon all information so provided by any Swap Party.
SECTION 7. AMENDMENT TO SECTION 8.
Sections 8(d) and (e) of the SAA are amended in their entirety to read as follows, respectively:
     (d) Subject to any limitation set forth in the applicable Financing Agreement or Notice of Designated Senior Debt (and, in the case of any “Note Agreement” listed on Schedule 2, subject to compliance with the requirements of Section 8(e)), ProLogis may revoke the classification of Designated Senior Debt with respect to any indebtedness, or any particular series of indebtedness, arising under any Financing Agreement upon delivery of notice to Collateral Agent in the manner provided in Section 11(a).
Amendment and Supplement No. 1 to
Amended and Restated Security Agency Agreement

     (e) Notwithstanding anything contained herein to the contrary (but subject to the proviso below), ProLogis may, by notice to Collateral Agent, (i) revoke the classification of any “Note Agreement” listed on Schedule 2 as an Other DSD Agreement or (ii) revoke the classification of any particular series of indebtedness issued under any such “Note Agreement” as Other DS Debt, in each case not less than 90 days after disclosing such revocation (in a footnote or otherwise) in a Form 10-Q or 10-K filed with the United States Securities Exchange Commission (and upon such revocation, the obligations under such “Note Agreement” or such series of indebtedness, as the case may be, shall no longer constitute Designated Senior Debt or Credit Obligations); provided that ProLogis may (in its sole discretion), by notice to Collateral Agent, agree that it will not, at any time prior to a date specified by ProLogis in such notice, revoke the Designated Senior Debt classification of any such “Note Agreement” or any particular series of such indebtedness, in which case the classification of such “Note Agreement” or such series as Designated Senior Debt may not be revoked until such specified date.
SECTION 8. MISCELLANEOUS.
     (a) Nothing contained in this Supplement constitutes a waiver, amendment or modification of any provision of the Global Credit Agreement or any other Loan Document (as defined in the Global Credit Agreement) other than the SAA.
     (b) The provisions of Sections 11(f), (j), (k), (m), (p) and (q) of the SAA are incorporated herein by reference as if fully set forth herein, mutatis mutandis.
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Amendment and Supplement No. 1 to
Amended and Restated Security Agency Agreement

     IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

BANK OF AMERICA, N.A., as Global Administrative Agent, individually in such capacity and on behalf of the Majority Credit Parties
By:	/s/ Will T. Bowers, Jr.
Will T. Bowers, Jr.
Principal

BANK OF AMERICA, N.A., as Collateral Agent
By:	/s/ Will T. Bowers, Jr.
Will T. Bowers, Jr.
Principal
Attachment C to Amendment and Supplement No. 1 to
Amended and Restated Security Agency Agreement

Acknowledged and agreed: PROLOGIS, a Maryland real estate investment trust
By:	/s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr.
Senior Vice President and Treasurer